UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2019

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)
(313) 274-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Acquisition or disposition of Assets.

On November 6, 2019, Masco Corporation (“Masco”) completed the previously-announced sale (the “Transaction”) of Milgard Manufacturing Incorporated, a Washington corporation, which operates under the name Milgard Windows and Doors (“Milgard”), to MIWD Holding Company LLC, a Delaware limited liability company. The purchase price for the Transaction was $725 million in cash, and we expect to recognize a gain on the divestiture of approximately $395 million. The Transaction closed in accordance with the terms of the stock purchase agreement entered into on September 29, 2019.

On September 6, 2019, Masco completed the sale of the UK Window Group (“UKWG”). We determined that the combined sale of Milgard and UKWG represented a strategic shift that will have a major effect on our operations and financial results, as these businesses represented all of our windows businesses and all remaining businesses in the Windows and Other Specialty Products segment. As a result, we believe including UKWG as part of the pro forma financial statements is appropriate and more meaningful than solely depicting the Milgard divestiture, as the pro forma financial statements reflect Masco’s financial results excluding all of the results of our windows businesses.

Item 9.01.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Masco Corporation dated as of September 30, 2019 and the unaudited pro forma condensed consolidated statements of operations of Masco Corporation for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d) Exhibits

99.1	Press release issued by Masco, dated November 7, 2019, announcing the completion of the Milgard sale
99.2
Unaudited pro forma condensed consolidated balance sheet of Masco Corporation dated as of September 30, 2019 and the unaudited pro forma condensed consolidated statements of operations of Masco Corporation for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Chief Financial Officer

November 8, 2019

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